
WellCare®
Beyond Healthcare. A Better You.

WellCare Health Plans, Inc.
2018 Annual Guidance

December 18, 2017

Cautionary Statement

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "will" and similar expressions are forward-looking statements. For example, statements regarding the company's financial outlook, including any anticipated premium deficiency reserve, contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare's progress on top priorities such as integrating care management, advocating for our members, building advanced relationships with providers and government partners, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to effectively execute and integrate acquisitions, WellCare's ability to improve health care quality and access, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, WellCare's ability to address operational challenges related to new business, and WellCare's ability to meet the requirements of readiness reviews. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information regarding these and other important risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission, included under the captions "Forward-Looking Statements" and "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2016, and in the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare's forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

2018 Guidance

WellCare
Beyond Healthcare. A Better You.

- Top-line growth driven by organic growth in all three lines of business and annualized Universal American acquisition
- Lower MBRs in all three lines of business; continued momentum from clinical and operational initiatives
- ACA Industry Fee reinstatement
  - Expect full reimbursement in Medicaid from state partners
  - Drives higher effective income tax rate
- Slight SG&A leverage

Guidance Metrics	2018 Guidance (As of December 18, 2017)	2017 Guidance (As of October 31, 2017)
Segment premium revenue		
GAAP Medicaid Health Plans	$11.3B to $11.6B	$10.65B to $10.75B
Adjusted Medicaid Health Plans[1]	$10.9B to $11.2B	$10.55B to $10.65B
Medicare Health Plans	$6.15B to $6.3B	$5.25B to $5.35B
Medicare Prescription Drug Plans (PDP)	$900M to $975M	$875M to $925M
Total GAAP premium revenue	$18.4B to $18.9B	$16.775B to $17.025B
Total adjusted premium revenue[1]	$17.95B to $18.475B	$16.675B to $16.925B
Medicaid ACA industry fee reimbursement	$312M to $322M	N/A
Investment & other income*	$63M to $73M	$56M to $62M
Segment MBR:		
GAAP Medicaid Health Plans	84.8% to 85.6%	88.2% to 88.8%
Adjusted Medicaid Health Plans[1]	88.2% to 89.0%	89.0% to 89.6%
Medicare Health Plans	84.3% to 85.3%	85.5% to 86.0%
Medicare PDP	80.0% to 82.0%	80.5% to 82.5%
Adjusted SG&A ratio[2][6]	8.0% to 8.2%	8.3% to 8.4%
ACA industry fee expense	$319M to $329M	N/A
GAAP depreciation & amortization (D&A) expense	$147M to $155M	$115M to $118M
Adjusted D&A expense[3]	$94M to $102M	$83M to $86M
Interest expense	$69M to $72M	$68M to $70M
Adjusted effective income tax rate[4][6]	51.0% to 53.0%	32.5% to 33.0%
Adjusted EPS[5][6]	$8.40 to $8.65	$8.25 to $8.40

* Investment & other income primarily includes investment income, specialty pharmacy business sold to non-members and equity in earnings (losses) in unconsolidated subsidiaries. The company presents equity in earnings (losses) in unconsolidated subsidiaries as a separate line item in its statement of comprehensive income as required under GAAP.

Note: Refer to the Appendix for footnotes and basis of presentation.

Total GAAP Premium Revenue

WellCare
Beyond Healthcare. A Better You.



$16.9B
$325M
$125M
($125M)
$75M
$325M
$38M
$650M
$317M
$18.65B
Midpoint of 2017 Guidance
Illinois Medicaid
Missouri Medicaid
Georgia Medicaid
Other Organic Medicaid
Organic Medicare Advantage Growth
Organic Medicare PDP Growth
Growth from 2017 Acquisitions
ACA Industry Fee Reimbursement
Midpoint of 2018 Guidance

2018 Adjusted EPS Growth

WellCare
Beyond Healthcare. A Better You.

2017 "Jump-Off" Point


$8.33
$0.53
$0.40
$0.60
$8.00
Midpoint of 2017 Guidance
162(m)(6) Tax Benefit
Florida Retro Revenue
Illinois PDR*
2017 Jump-Off Point

Select Headwinds and Tailwinds in 2018 Relative to "Jump-Off"

Tailwinds

- Universal American Acquisition
- Medicare Advantage Organic Growth
- Maturation of New Medicaid Business
- PBM Contract Renegotiation
- SG&A Leverage

Adjusted EPS
$8.40 to $8.65

Headwinds

- ACA Industry Fee Reinstatement
- Medicare Star Scores Received in October 2016 (impacting 2018 bids)
- Florida Medicaid Rate Decrease

*WellCare expects to record a premium deficiency reserve (PDR) related to its Illinois Medicaid business in the fourth quarter of 2017.
Note: Refer to the Appendix for footnotes and basis of presentation

Medicaid Health Plans

WellCare
Beyond Healthcare. A Better You.

2018 Revenue Drivers:

- Expanded Illinois Medicaid contract
- Annualized Missouri Medicaid geographic expansion
- Georgia Medicaid membership decline due to addition of fourth managed care organization to program
- Reinstatement of ACA fee and associated Medicaid reimbursement revenue (GAAP only)

Medicaid Health Plans GAAP Premium Revenue



~7% growth
$10.7B
$11.5B
2017 Guidance midpoint
2018 Guidance midpoint

Medicaid Health Plans Adjusted Premium Revenue*



~4% growth
$10.6B
$11.05B
2017 Guidance midpoint
2018 Guidance midpoint

Medicaid Health Plans GAAP and Adjusted MBR

	2017	2018
GAAP	88.2% to 88.8%	84.8% to 85.6%
Adjusted*	89.0% to 89.6%	88.2% to 89.0%

- Continued momentum from operational and clinical initiatives
- Improved pharmacy cost structure
- Maturation of new Medicaid business in Arizona, Missouri and Nebraska
- Reinstatement of ACA fee and associated Medicaid reimbursement revenue (GAAP only)

*Excludes the effect of Medicaid ACA industry fee reimbursement and Medicaid premium taxes (refer to the Appendix for basis of presentation).

Medicare Health Plans

WellCare
Beyond Healthcare. A Better You.

2018 Revenue Drivers:

- Mid-single digit organic membership growth in 2018
- Annualized Universal American acquisition

2019 Items to Note:

Significant Plan Year 2018 (2019 payment) Star Rating improvement with ~39% of members in 4-Star rated plans

Medicare Health Plans Premium Revenue


~17% growth
$5.3B
$6.2B
2017
Guidance
midpoint
2018
Guidance
midpoint

Medicare Health Plans MBR

2017	2018
85.5% to 86.0%	84.3% to 85.3%

- Continued momentum from operational and clinical initiatives
- Return of ACA fee
- Medicare Star Ratings received in October 2016 which affect 2018 bids

Medicare PDP

WellCare
Beyond Healthcare. A Better You.

- Continued balance between growth and margin
  - Slight improvement in MBR
- 25 regions under the benchmark and 5 regions in the *de minimus* range



Medicare PDP
Premium Revenue
~4% growth
$900M
$938M
2017
Guidance
midpoint
2018
Guidance
midpoint

Medicare PDP MBR

2017	2018	
80.5% to 82.5%	80.0% to 82.0%	"Low 80s" MBR is optimal bid target to produce competitive positioning and attractive margins

Financial Capacity On Hand

WellCare
Beyond Healthcare. A Better You.

1. Nearly $600M in parent cash*
2. $1.0 billion untapped credit facility
3. 33.6 percent debt-to-capital ratio*

Potential Uses

- **Future Medicaid RFP Wins**
- **Additional M&A**

*As of September 30, 2017

Appendix

Guidance Footnotes

WellCare
Beyond Healthcare. A Better You.

(1) Excludes an estimated $120 million to $125 million in Medicaid premium taxes and an estimated $312 million to $322 million in Medicaid ACA industry fee reimbursement in 2018. Excludes an estimated $118 million to $123 million in Medicaid premium taxes in 2017.

(2) Excludes the following items: estimated Medicaid premium taxes; Medicaid ACA industry fee reimbursement; investigation costs; and Universal American-related integration costs; and, in 2017, also approximately $30 million of Universal American-related transaction costs.

(3) Excludes an estimated $51 million to $56 million and $31 million to $36 million of acquisition-related amortization expense in 2018 and 2017, respectively.

(4) Excludes the estimated income tax effect associated with investigation costs; Universal American-related integration costs; acquisition-related amortization expenses; and, in 2017, also Universal American-related transaction costs and loss on extinguishment of debt.

(5) The company estimates adjusted earnings per diluted share guidance by adjusting GAAP net income for the estimated net-of-tax effect of investigation costs, Universal American-related integration costs and acquisition-related amortization expense in 2018. The company estimates adjusted earnings per diluted share guidance by adjusting net income for the estimated net-of-tax effect of investigation costs, acquisition-related amortization expense, Universal American-related transaction and integration costs, and loss on extinguishment of debt in 2017.

(6) WellCare is not able to project the amount of future investigation costs and Universal American-related integration costs to be incurred in 2018 and, therefore, cannot reconcile these metrics to total projected GAAP metrics. WellCare estimates that $25 million to $30 million of Universal American-related integration costs will be incurred from the second quarter of 2017 through 2019.

Basis of Presentation

WellCare
Beyond Healthcare. A Better You.

Non-GAAP Financial Measures

In addition to results determined under GAAP, WellCare provides certain non-GAAP financial measures that management believes are useful in assessing the company's performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, or superior to, financial measures prepared in accordance with GAAP. The company has provided a reconciliation of the historical non-GAAP financial measures with the most directly comparable financial measure calculated in accordance with GAAP.

Earnings per share, net income and, as noted below, other specific operating and financial measures have been adjusted in 2018 for the effect of certain expenses, and as appropriate, the related tax effect, related to previously disclosed government investigations and related litigation and resolution costs ("investigation costs"); amortization expense associated with acquisitions ("acquisition-related amortization expenses"); certain one-time costs associated with the integration of Universal American's operations expected to be incurred through 2019 ("Universal American-related integration costs"). In 2017, these measures were adjusted for the effect of certain expenses, and as appropriate, the related tax effect, related to investigation costs; acquisition-related amortization expenses; certain one-time transaction costs related to the acquisition of Universal American ("Universal American-related transaction costs"); Universal American-related integration costs; and the costs associated with the redemption of the company's 2020 notes, including the early redemption premium, write-off of associated deferred financing costs and write-off of associated premiums paid on the 2020 notes ("loss on extinguishment of debt").

Although the excluded items may recur, WellCare believes that by providing non-GAAP measures exclusive of these items, it facilitates period-over-period comparisons and provides additional clarity about events and trends affecting its core operating performance, as well as providing comparability to competitor results. The investigation costs are related to a discrete incident which management does not expect to reoccur. WellCare has adjusted for acquisition-related amortization expenses as these transactions do not directly relate to the servicing of products for our customers and are not directly related to the core performance of its business operations. The other costs mentioned above are related to specific 2017 and 2018 events, which do not reflect the underlying ongoing performance of the business.

In addition, because reimbursements for Medicaid premium tax and the ACA industry fee are both included in the premium rates or reimbursement established in certain Medicaid contracts and also recognized separately as a component of expense, the company excludes these reimbursements from premium revenue when calculating key ratios as the company believes that these components are not indicative of operating performance.

The company is not able to project at the time of this presentation the amount of expenses associated with investigation costs and Universal American-related integration costs to be incurred during the remainder of 2017 or during 2018, and, therefore, cannot reconcile projected non-GAAP measures affected by these items to projected GAAP measures.

Following is a description of the adjustments made to GAAP measures used to calculate the non-GAAP measures used in this presentation:

- **Adjusted premium revenue (non-GAAP)** = Total premium revenue (GAAP) less Medicaid premium taxes revenue and Medicaid reimbursements of the ACA industry fee. The company's adjusted Medicaid Health Plans segment premium revenue uses this non-GAAP definition of adjusted premium revenue.
- **MBR (GAAP)** = medical benefits expense divided by total premium revenue (GAAP).
- **Adjusted MBR (non-GAAP)** = medical benefits expense divided by adjusted premium revenue. The company's adjusted Medicaid Health Plans segment MBR uses this non-GAAP definition of adjusted MBR.
- **SG&A expense ratio (GAAP)** = SG&A expense (GAAP) divided by total premium revenue (GAAP).
- **Adjusted SG&A expense (non-GAAP)** = SG&A expense (GAAP) less investigation costs; Universal American-related integration costs; and, in 2017, also Universal American-related transaction costs.
- **Adjusted SG&A ratio (non-GAAP)** = adjusted SG&A expense divided by adjusted premium revenue.
- **Adjusted depreciation & amortization (non-GAAP)** = depreciation & amortization expense (GAAP) less acquisition-related amortization expenses.
- **Adjusted income before taxes (non-GAAP)** = income before income taxes (GAAP) less investigation costs; acquisition-related amortization expenses; Universal American-related integration costs; and, in 2017, also Universal American-related transaction costs and loss on extinguishment of debt.
- **Adjusted income tax expense (non-GAAP)** = income tax associated with the applicable adjusted income before taxes, based on the applicable effective income tax rate.
- **Adjusted effective income tax rate (non-GAAP)** = adjusted income tax expense divided by adjusted income before taxes.
- **Adjusted net income (non-GAAP)** = adjusted income before taxes less adjusted income tax expense.
- **Net income margin (GAAP)** = net income (GAAP) divided by total premium revenue (GAAP).
- **Adjusted net income margin (non-GAAP)** = adjusted net income divided by adjusted premium revenue.
- **Adjusted earnings per diluted share (non-GAAP)** = Adjusted net income divided by weighted average common shares outstanding on a fully diluted basis.